UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 10, 2005

Hillenbrand Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 State Route 46 East, Batesville, Indiana		47006-8835
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 934-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 11, 2005, the Company announced that Ray J. Hillenbrand, Chairman of the Board of Hillenbrand Industries, plans to retire as Chairman in early 2006, but will remain as a member of the Board of Directors. Rolf A. Classon, interim President and Chief Executive Officer and former Vice Chairman, has been designated Chairman-elect by the Board of Directors. The press release announcing Mr. Hillenbrand's planned retirement as Chairman and the designation of Chairman-elect of Mr. Classon is filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hillenbrand Industries, Inc.

October 12, 2005	By:	Gregory N. Miller

Name: Gregory N. Miller
Title: Senior Vice President and Chief Financial Officer

Hillenbrand Industries, Inc.

October 12, 2005	By:	Richard G. Keller

Name: Richard G. Keller
Title: Vice President - Controller and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99	Press release dated October 11, 2005 issued by the Company.